--------------------------------------------------------------------------------
U.S. GOVERNMENT FIXED INCOME
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Alliance Bond Fund
U.S. Government
Portfolio

Annual Report
June 30, 2001

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Portfolio's prospectus for individuals who are not current shareholders of the Portfolio.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
August 30, 2001

Dear Shareholder:

This report contains the investment activity, market overview and outlook for Alliance Bond Fund U.S. Government Portfolio (the "Portfolio") for the annual reporting period ended June 30, 2001.

Investment Objective and Policies

This open-end fund seeks a high level of current income that is consistent with Alliance's determination of prudent investment risk. The Portfolio invests primarily in U.S. Government securities, including mortgage-related securities, repurchase agreements and forward contracts relating to U.S. government securities.

Investment Results

The following table provides the performance results for the Portfolio for the six- and 12-month periods ended June 30, 2001. Also included in the table are the total returns for the Portfolio's benchmark, the Lehman Brothers Government Bond Index (the "Index"), which represents the U.S. Treasury market, and the Lipper General U.S. Government Funds Average (the "Lipper Average").

INVESTMENT RESULTS*
Periods Ended June 30, 2001

                                                             -------------------
                                                                Total Returns
                                                             -------------------
                                                             6 Months  12 Months
--------------------------------------------------------------------------------
Alliance Bond Fund
U.S. Government
Portfolio
  Class A                                                      1.83%      9.30%
--------------------------------------------------------------------------------
  Class B                                                      1.34%      8.39%
--------------------------------------------------------------------------------
  Class C                                                      1.48%      8.54%
--------------------------------------------------------------------------------

                                                             -------------------
                                                                Total Returns
                                                             -------------------
                                                             6 Months  12 Months
--------------------------------------------------------------------------------
Lehman Brothers
Government
Bond Index                                                     2.27%     10.33%
--------------------------------------------------------------------------------
Lipper General
U.S. Government
Funds Average                                                  1.89%      9.52%
--------------------------------------------------------------------------------

* The Portfolio's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of June 30, 2001. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Portfolio include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The unmanaged Lehman Brothers (LB) Government Bond Index is composed of the LB U.S. Treasury and Agency Bond Indices, the LB 1-3 Year Government Index and the LB 20+ Year Treasury Index. The unmanaged Lipper General U.S. Government Funds Average is based on the performance of a universe of funds that invests at least 65% of their assets in U.S. government and agency issues. These funds generally have similar investment objectives to the Portfolio, although investment policies for the various funds may differ. In particular, many funds in the Lipper U.S. government universe are not required to invest solely in securities backed by the full faith and credit of the U.S. For the six- and 12-month periods ended June 30, 2001, the Lipper Average consisted of 165 and 149 funds,


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      respectively. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance Bond Fund U.S. Government Portfolio.

      Additional investment results appear on pages 6-9.

During the six- and 12-month periods ended June 30, 2001, the Portfolio underperformed the Index and Lipper Average. Our diminished focus on spread product, as detailed in the Investment Strategy and Review section of this letter, reduced the Portfolio's overall performance relative to the benchmark. Although we trimmed the Portfolio's exposure to non-Treasury securities with the view that the slowing economy posed risks to these sectors, non-Treasury sectors continued to perform reasonably well. During the 12-month period under review, the Portfolio was structured with a duration (sensitivity to interest rates) in the second half of 2000 that was slightly below that of the benchmark. Because interest rates fell and prices rose, the Portfolio's shorter duration dampened its cumulative performance.

During the six-month period ended June 30, 2001, a decline in interest rates on the short end of the curve was the driving factor for performance results. The Portfolio's positions in short Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA) securities (including collateralized mortgage obligations) and asset-backed securities, contributed positively to performance benefiting from lower interest rates. Our overweight of triple-B rated floating-rate commercial mortgage-backed securities (CMBS) also contributed positively to performance as lower interest rates encouraged borrowers to refinance their floating-rate securities into fixed rate issues. As these floating-rate loans prepaid, it reduced the risk in triple-B rated securities backed by those specific loans, which increased their value.

Our decision to hold an overweight of premium seasoned agency mortgage-backed securities (MBS) with very high coupons also contributed positively to performance. These high coupon premium mortgages tend to prepay quickly when mortgage rates fall, and actually appreciate in value when short-term interest rates decline. Unlike many relatively new premium dollar priced MBS, which prepay extremely quickly when mortage rates fall, the high coupons held by the Portfolio have already been through many prepayment waves over the past 15 years. Therefore, they have a more muted prepayment response to lower rates. This allows the Portfolio to continue to collect these high coupons for a longer period of time, helping to support the Portfolio's dividend. In addition, our holdings in 10-year triple-A rated CMBS aided performance. These securities were held in lieu of U.S. government agency debentures that underperformed throughout the year due to heavy issuance. While supply in CMBS was also up, yields were artificially high at the beginning of the year, and have since fallen relative to agencies.

Market Overview

Global economic growth continued to decelerate through the first half of 2001, after following an historic period of expansion. In the U.S., restrained consumer spending, inventory reduc-


--------------------------------------------------------------------------------
2 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

tions, shrinking investment and weaker export performance significantly slowed the economy. With underlying inflationary pressures subdued, the U.S. Federal Reserve lowered interest rates 300 basis points from 6.50% to 3.50% (year-to-date) to help stimulate the economy. Growth slowed to an estimated 1.0% in the first half of 2000, as compared to 1.6% in the last half of 2000.

The traditional fixed-income markets, as measured by the Lehman Brothers Aggregate Bond Index, returned 3.62% during the six-month period ended June 30, 2001, with corporates outperforming at 5.38%, followed by asset-backed securities (ABS) at 4.41%, MBS at 3.78%, CMBS at 3.43%, and agencies at 3.06%. The aggressive easing of monetary policy compelled investors to take on more credit risk, reducing the attraction of U.S. government bonds. U.S. Treasuries posted the weakest returns at 1.95%, with longer-maturity Treasuries underperforming at -0.41%.

The yield curve steepened significantly during the period under review. Two-year yields, which briefly traded below 4.00%, ended the period at 4.24%, down 85 basis points from the beginning of the year. 30-year Treasuries ended the period at 5.76%, up 30 basis points. Consequently, the spread between 2- and 30-year Treasuries increased from 37 basis points to 152 basis points during the first half of 2001.

Investment Strategy Review and Outlook

In the first half of the year, the Portfolio increased its exposure to shorter-maturity securities with the expectation that the slowing economy would result in a steepening yield curve. The Portfolio also reduced its overweight exposure to non-core securities with the belief that the slowing economy would negatively impact the consumer, and result in rising delinquencies in consumer receivables. The only non-core sector that the Portfolio maintained a sizeable overweight in was CMBS. The Portfolio's holdings in FNMA, Government National Mortgage Association (GNMA) and FHLMC were trimmed as the Federal Reserve aggressively lowered interest rates and thereby increased prepayment risk. The Portfolio also reduced its overweight to spread product on the view that the slower economy posed risks to these sectors. The Portfolio did, however, remain overweighted in non-government securities relative to the Portfolio's general guidelines. In addition, we modestly increased the Portfolio's exposures in collateralized mortgage obligations (CMOs) and CMBS as a substitute for agency debentures and due to our strong view that commercial real-estate related securities were undervalued. We also believed that they would perform well in a slowing economy. We expect that when interest rates reach their cyclical lows late this year, there will be a variety of opportunities to re-enter the agency MBS markets.

Economic and Market Outlook

Interest rate cuts by the Fed and tax cuts by the U.S. Congress lead us to believe that economic activity in the U.S. troughed during the second quarter of 2001 and that a modest recovery will commence during the third quarter. Although the Fed maintains an easing bias, further interest rate cuts will depend on economic activity over the next few months. We expect the recovery to be very gradual, as the unwinding of


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

the unprecedented wave of corporate over-investment continues, profitability remains under pressure and household debt burdens remain high. We estimate U.S. growth to be 1.2% for 2001. Interest rates will remain low in this environment, with a positively sloped yield curve.

The good news is that the inventory adjustment process appears to be well advanced, especially in "old economy" (i.e. consumption) industries. Based on our analysis, the inventory to sales ratio for industries such as metals, machinery and transportation are the lowest in a year. Also, consumer demand has remained relatively robust, with overall spending rising 2% annualized in the second quarter. A much stronger performance is expected in the third quarter because about $40 billion in tax rebates will be mailed out to over 100 million households. As a result, consumer spending could jump as much as 4% in the period, compelling companies to raise production to meet the higher demand. A few companies in the old economy have already announced production increases for the third quarter.

The picture does not look as promising for the "new economy" (i.e. investment). For the most part, technology companies continue to see a weak and declining trend in order flow and a relatively large inventory overhang. As a result, we believe there will be another down quarter in technology spending and production in the third quarter.

One of our themes for the second half of the year is an old style recovery in a new economy. There has already been an old style policy change with both official interest rates and taxes being reduced. We expect the Fed will continue with its easing bias and may further lower rates depending on economic indicators. The bulk of the monetary and fiscal stimulus is directed at the old economy and not the new economy. Also, the old economy seems to be in a better position to grow since it has little in the way of an inventory imbalance. All of this points to a modest recovery of about 2% in real gross domestic product
(GDP) in the second half of the year.

In this economic environment, interest rates should remain range bound with potential for some additional curve steepening. Stable interest rates are positive for mortgage performance as prepayment rates continue to move down from their cyclical peak. The steep yield curve means that mortgages provide substantial yield versus financing, and that demand from the creation of CMOs will keep spreads from widening significantly.


--------------------------------------------------------------------------------
4 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

[PHOTO OMITTED]     John D. Carifa

[PHOTO OMITTED]     Jeffrey S. Phlegar

Jeffrey S. Phlegar, Portfolio Manager, has over 15 years of investment experience.

We appreciate your continuing interest and investment in Alliance Bond Fund U.S. Government Portfolio. We look forward to reporting the Portfolio's progress to you in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Jeffrey S. Phlegar

Jeffrey S. Phlegar
Vice President


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
6/30/91 TO 6/30/01

Lehman Brothers Government Bond Index: $21,167
Lipper General U.S. Government Funds Average: $19,604
Alliance Bond Fund U.S. Government Portfolio Class A: $18,278

   [The following data was represented as a mountain chart in the printed material.]

               Alliance Bond Fund    Lehman Brothers      Lipper General
                U.S. Government         Government        U.S. Government
                    Portfolio           Bond Index         Funds Average
-------------------------------------------------------------------------------
     6/30/91         $ 9,570              $10,000              $10,000
     6/30/92         $10,864              $11,375              $11,313
     6/30/93         $12,193              $12,842              $12,645
     6/30/94         $11,957              $12,671              $12,328
     6/30/95         $13,198              $14,198              $13,749
     6/30/96         $13,428              $14,839              $14,251
     6/30/97         $14,298              $15,937              $15,278
     6/30/98         $15,729              $17,730              $16,896
     6/30/99         $16,018              $18,270              $17,196
     6/30/00         $16,724              $19,185              $17,878
     6/30/01         $18,278              $21,167              $19,604


This chart illustrates the total value of an assumed $10,000 investment in Alliance Bond Fund U.S. Government Portfolio Class A shares (from 6/30/91 to 6/30/01) as compared to the performance of an appropriate broad-based index and the Lipper General U.S. Government Funds Average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Government Bond Index is composed of the LB U.S. Treasury and Agency Bond Indices, the LB 1-3 Year Government Index and the LB 20+ Year Treasury Index.

The unmanaged Lipper General U.S. Government Funds Average reflects performance of 48 funds (based on the number of funds in the average from 6/30/91 to 6/30/01). These funds have generally similar investment objectives to Alliance Bond Fund U.S. Government Portfolio, although the investment policies of some funds included in the average may vary. In particular, many funds in the Lipper U.S. government universe are not required to invest solely in securities backed by the full faith and credit of the U.S.

When comparing Alliance Bond Fund U.S. Government Portfolio to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance Bond Fund U.S. Government Portfolio.


--------------------------------------------------------------------------------
6 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
HISTORY OF RETURNS
YEARLY PERIODS ENDED 6/30

                               [BAR GRAPH OMITTED]

  [The following data was represented as a bar graph in the printed material.]

                 Alliance Bond Fund U.S. Government Portfolio--
                            Yearly Periods Ended 6/30
--------------------------------------------------------------------------------
                           Alliance Bond Fund           Lehman Brothers
                            U.S. Government                Government
                                Portfolio                  Bond Index
--------------------------------------------------------------------------------
      6/30/92                     13.52%                    13.75%
      6/30/93                     12.23%                    12.90%
      6/30/94                     -1.93%                    -1.34%
      6/30/95                     10.38%                    12.06%
      6/30/96                      1.74%                     4.51%
      6/30/97                      6.49%                     7.40%
      6/30/98                     10.02%                    11.25%
      6/30/99                      1.83%                     3.05%
      6/30/00                      4.41%                     5.01%
      6/30/01                      9.30%                    10.33%

Past performance is no guarantee of future results. The Portfolio's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Portfolio include the reinvestment of any distributions paid during the period.

The unmanaged Lehman Brothers (LB) Government Bond Index is composed of the LB U.S. Treasury and Agency Bond Indices, the LB 1-3 Year Government Index and the LB 20+ Year Treasury Index. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Bond Fund U.S. Government Portfolio.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
June 30, 2001

INCEPTION DATES          PORTFOLIO STATISTICS

Class A Shares           Net Assets ($mil): $1,357
12/1/85
Class B Shares
9/30/91
Class C Shares
5/3/93

SECURITY TYPE BREAKDOWN

44.7% Treasury
24.0% CMO/ABS
11.7% FNMA                            [PIE CHART OMITTED]
 5.6% FHLMC
 3.2% GNMA
 1.0% Stripped MBS

CORPORATE

 1.8% Financial

SHORT-TERM

 8.0% Repo

All data as of June 30, 2001. The Portfolio's security type breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
8 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2001

Class A Shares
--------------------------------------------------------------------------------
                                  Without Sales Charge        With Sales Charge
             1 Year                     9.30%                      4.65%
            5 Years                     6.36%                      5.45%
           10 Years                     6.68%                      6.22%
          SEC Yield**                   5.63%

Class B Shares
--------------------------------------------------------------------------------
                                  Without Sales Charge        With Sales Charge
             1 Year                      8.39%                      5.39%
            5 Years                      5.58%                      5.58%
    Since Inception*(a)                  5.82%                      5.82%
          SEC Yield**                    5.15%


Class C Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
              1 Year                     8.54%                      7.54%
             5 Years                     5.61%                      5.61%
     Since Inception*                    4.62%                      4.62%
           SEC Yield**                   5.15%

The Portfolio's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

Price fluctuations may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Since inception: 9/30/91 Class B; 5/3/93 Class C.
** SEC yields are based on SEC guidelines and are calculated on 30 days ended June 30, 2001.
(a)   Assumes conversion of Class B shares into Class A shares after six years.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
June 30, 2001

                                                    Principal
                                                       Amount
                                                        (000)       U.S. $ Value
--------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY
   OBLIGATIONS-80.7%

U.S. Treasury Securities-55.4%
U.S. Treasury Bonds-29.8%
   5.25%, 2/15/29 ............................       $ 37,000       $ 33,831,690
   6.125%, 11/15/27 ..........................         25,000         25,734,250
   7.125%, 2/15/23 ...........................         25,000         28,664,000
   8.125%, 5/15/21 ...........................         24,100         30,283,096
   8.875%, 8/15/17 ...........................         24,000         31,503,840
   10.375%, 11/15/09 .........................         68,700         80,142,672
   10.75%, 2/15/03 ...........................         45,000         49,527,900
   11.25%, 2/15/15 ...........................         20,000         30,262,400
   12.50%, 8/15/14 ...........................         65,150         94,853,839
                                                                    ------------
                                                                     404,803,687
                                                                    ------------
U.S. Treasury Notes-25.6%
   4.25%, 5/31/03(a) .........................        176,940        176,885,149
   4.625%, 5/15/06(a)(b) .....................        132,750        130,924,687
   5.00%, 2/15/11(a) .........................         31,220         30,288,083
   5.75%, 8/15/10 ............................          8,665          8,865,595
                                                                    ------------
                                                                     346,963,514
                                                                    ------------
                                                                     751,767,201
                                                                    ------------
Federal National Mortgage
   Association-14.5%
   zero coupon, 2/15/08 ......................         22,130         15,197,113
   5.50%, 2/15/06 ............................         37,500         37,414,500
   6.50%, 7/25/16 ............................         29,000         29,072,500
   6.625%, 11/15/30 ..........................         35,000         35,163,800
   7.00%, 9/01/08 ............................         12,707         12,984,888
   7.50%, 4/01/08-2/25/41 ....................         12,000         12,443,154
   8.00%, 3/25/07-6/01/30 ....................         10,654         11,008,263
   8.50%, 4/01/08 ............................         10,086         10,626,197
   9.00%, 8/01/21 ............................          2,047          2,187,586
   10.00%, 10/01/14 ..........................         26,629         28,527,075
   11.00%, 7/15/16 ...........................          1,940          2,173,745
                                                                    ------------
                                                                     196,798,821
                                                                    ------------
Federal Home Loan Mortgage Corp.-6.9%
   5.625%, 3/15/11 ...........................         17,000         16,304,020
   6.75%, 3/15/31 ............................         60,000         61,171,800
   8.00%, 9/01/11 ............................          5,430          5,581,687
   9.50%, 9/01/20 ............................          1,859          1,990,363
   12.00%, 8/01/15-7/01/20 ...................          8,188          9,316,076
                                                                    ------------
                                                                      94,363,946
                                                                    ------------


--------------------------------------------------------------------------------
10 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                   Principal
                                                      Amount
                                                       (000)        U.S. $ Value
--------------------------------------------------------------------------------

Government National Mortgage
   Association-3.9%
Single Family Homes
   6.50%, 3/16/28 .............................      $19,362      $   18,853,338
   8.00%, 3/15/12 .............................       22,018          22,946,341
   8.15%, 12/01/29 ............................        4,242           4,483,673
   9.00%, 12/15/09-12/15/19 ...................        6,423           6,848,929
                                                                  --------------
                                                                      53,132,281
                                                                  --------------
Total U.S. Government & Agency Obligations
   (cost $1,113,893,733) ......................                    1,096,062,249
                                                                  --------------
Collateralized Mortgage Obligations-16.5%
ACE Securities Corp.
   Series 2001-AQ1 Cl.N
   9.25%, 3/25/31(c) ..........................        6,000           6,000,000
BA Mortgage Securities, Inc.
   Series 1997-1 Cl.A8
   7.10%, 7/25/26 .............................        1,826           1,833,640
Banc of America Commercial Mortgage, Inc.
   Series 2000-2 Cl.X
   .836%, 8/15/10 .............................       17,036             870,350
Chase Mortgage Finance Corp.
   Series 1993-3 Cl.B8
   7.402%, 10/30/24 ...........................        2,718           2,742,715
   Series 1993-3 Cl.B9
   7.402%, 10/30/24 ...........................        2,583           2,606,884
   Series 1993-3 Cl.B10
   7.402%, 10/30/24 ...........................        2,314           2,335,223
Citicorp Mortgage Securities, Inc.
   Series 1998-7 Cl.A7
   7.00%, 8/25/28 .............................        6,381           6,289,527
   Series 1987-3 Cl.A1
   9.00%, 5/25/17 .............................        4,744           4,714,265
Collateralized Mortgage Obligation Trust
   Series 63 Cl.Z
   9.00%, 10/20/20 ............................       11,303          11,707,950
Comm Series 2001-J1A Cl.A2
   6.457%, 2/14/34(c) .........................       24,948          24,464,757
   Series 2001-J1A Cl.C
   6.83%, 2/14/34(c) ..........................       10,000           9,800,000
GS Mortgage Securities Corp.
   Series 2001-Rock Cl.A2
   6.624%, 5/03/18(c) .........................        7,000           6,925,660
Impac Secured Assets Corp.
   Series 2001-4 Cl.A3
   6.38%, 4/25/24 .............................       14,880          14,973,000
Morgan Stanley Capital I
   Series 1998-CF1 Cl.A1
   6.33%, 7/15/32 .............................       14,252          14,341,017


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                     Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------

Mortgage Capital Funding, Inc.
   Series 1996-MC2 Cl.X
   1.94%, 12/21/26 .............................      $138,051      $  8,153,307
PNC Mortgage Acceptance Corp.
   Series 2000-C2 Cl.A2
   7.30%, 10/12/33 .............................        22,815        23,699,081
Prudential Home Mortgage Securities Co.
   Series 1994-C29 Cl.A7
   7.00%, 10/25/24 .............................        10,000         9,775,000
   Series 1992-33 Cl.B1
   7.50%, 11/25/22 .............................        10,801        10,990,142
SACO I, Inc.
   Series 1997-2 Cl.X
   1.484%, 8/25/36(c) ..........................        56,181         2,191,075
Securitized Asset Sales, Inc.
   Series 1993-J Cl.1B 1
   6.808%, 11/28/23 ............................         4,891         4,830,160
Starwood Asset Receivables Trust
   Series 2000-1 Cl.E
   6.555%, 1/25/05(c) ..........................        15,000        15,150,000
Teachers Insurance & Annuity Association
   Series 2001-Cl Cl.A2
   6.30%, 7/17/08 ..............................        35,000        35,000,000
Vendee Mortgage Trust
   Series 1996-1 Cl.1D
   6.75%, 10/15/16 .............................         5,000         5,032,500
                                                                    ------------
Total Collateralized Mortgage Obligations
   (cost $229,687,858) .........................                     224,426,253
                                                                    ------------
Commercial Mortgage Backed Securities-13.0%
Asset Securitization Corp.
   Series 1997-MD7 Cl.A1B
   7.41%, 1/13/30 ..............................        16,847        17,378,691
BTR 2 Trust
   Series 1999-S1A Cl.C
   4.75%, 2/28/04(c) ...........................         5,000         5,000,800
Credit Suisse First Boston Mortgage
   Series 2000 Cl.AX
   .585%, 4/14/62(c) ...........................       188,541         6,693,218
   1.051%, 6/15/34(c) ..........................        39,000         2,486,250
   Series 1998-Fl2 Cl.AC
   5.12%, 8/15/13(c) ...........................        28,900        28,900,000
   Series 1998-FL1A Cl.F
   5.16%, 1/10/13(c) ...........................        21,350        21,350,000
   Series 1998-Fl2A Cl.D
   5.37%, 8/15/13(c) ...........................        51,270        51,302,300
   Series 2001-CK1 Cl.A3
   6.38%, 12/16/35 .............................        15,000        14,887,500


--------------------------------------------------------------------------------
12 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                      Principal
                                                         Amount
                                                          (000)     U.S. $ Value
--------------------------------------------------------------------------------

First Chicago/Lennar Trust
   Series 1997-CHL1 Cl.A
   8.06%, 4/29/05 ................................     $  6,230     $  6,229,796
Merrill Lynch Mortgage Investors, Inc.
   Series 1998-ASP1 Cl.B
   4.88%, 10/01/08(c) ............................        5,900        5,914,750
Nationslink Funding Corp.
   Series 1999-SL Cl.A1
   5.805%, 11/10/30 ..............................          958          958,148
Sasco Floating Rate Commercial
   Mortgage Trust
   Series 1998-C3A Cl.G
   4.36%, 6/25/15 ................................        9,042        9,041,532
Structured Asset Securities Corp.
   Series 2001-2 Cl.A
   7.50%, 7/25/30(c) .............................        5,811        5,760,209
                                                                    ------------
Total Commercial Mortgage Backed Securities
   (cost $175,192,578) ...........................                   175,903,194
                                                                    ------------
Corporate Obligations-2.2%
World Financial Properties
   6.95%, 9/01/13(c)
   (cost $27,693,641) ............................       29,500       29,715,191
                                                                    ------------
Stripped Mortgage Backed Securities-1.2%
Prudential Securities Secured Financing Corp.
   Series 1999-NRF1 Cl.AEC
   .98%, 10/15/18
   (cost $16,536,199) ............................      359,176       16,051,557
                                                                    ------------
Asset Backed Securities-0.3%
Option One Mortgage Securities Corp.
   Series 1999-B Cl.CTFS
   9.66%, 6/25/29(c) .............................        1,980        1,947,899
   Series 2000-1 CL.CTFS
   9.85%, 5/25/30(c) .............................        2,013        2,017,035
                                                                    ------------
Total Asset Backed Securities
   (cost $3,993,326) .............................                     3,964,934
                                                                    ------------


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                  Principal
                                                     Amount
                                                      (000)
                                                         or
                                                  Contracts(d)      U.S. $ Value
--------------------------------------------------------------------------------

Repurchase Agreement-9.9%
State Street Bank and Trust Co. 4.05%,
   dated 6/29/01, due 7/02/01 in the
   amount of $134,845,495
   (cost $134,800,000; collateralized by
   $14,830,000 FHLMC, 5.50%, 2/12/04,
   value $15,250,757;
   $85,850,000 U.S. Treasury Bond,
   6.25%, 8/15/23, value $91,806,702;
   $28,015,000 U.S. Treasury Note,
   6.875%, 5/15/06, value $30,447,935)
   (amortized cost $134,800,000) .............     $134,800     $   134,800,000
                                                                ---------------
Call Options Purchased-0.0%
Federal National Mortgage Association
   expiring October 2001 @ $98.875
   (cost $276,562) ...........................           60             276,562
                                                                ---------------
Total Investments-123.8%
   (cost $1,702,073,897) .....................                    1,681,199,940
                                                                ---------------
Call Options Written-(0.0%)
U.S. Treasury Notes
   expiring October 2001 @ $95
   (premiums received $281,250) ..............           30            (281,250)
                                                                ---------------

Total Investments, Net of
   Outstanding Call Options Written-123.8%
   (cost $1,701,792,647) .....................                    1,680,918,690
Other assets less liabilities-(23.8%) ........                     (323,669,109)
                                                                ---------------

Net Assets-100% ..............................                  $ 1,357,249,581
                                                                ===============

(a) Securities, or portions thereof, with an aggregate market value of $295,438,973 have been segregated to collateralize reverse repurchase agreements.
(b) Security on which option is written (shares subject to call have an aggregate market value of $29,587,500).
(c) Securities issued in reliance on section 4(2) or Rule 144A of the Securities and Exchange Act of 1933. Rule 144A securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, these securities amounted to $225,619,144 representing 16.6% of net assets.
(d)   One contract relates to 1,000,000 shares.

      Glossary:
      FHLMC - Federal Home Loan Mortgage Corp.

      See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
June 30, 2001

Assets
Investments in securities, at value (cost $1,702,073,897) ..    $ 1,681,199,940
Receivable for investments sold ............................        412,506,596
Interest receivable ........................................         18,477,311
Receivable for capital stock sold ..........................          8,292,102
Unrealized appreciation of swap contracts ..................            225,649
                                                                ---------------
Total assets ...............................................      2,120,701,598
                                                                ---------------
Liabilities
Due to custodian ...........................................             14,569
Outstanding call options written, at value
   (premiums received $281,250) ............................            281,250
Payable for investment securities purchased ................        455,214,539
Reverse repurchase agreements ..............................        297,140,632
Payable for capital stock redeemed .........................          5,267,289
Dividends payable ..........................................          2,459,714
Advisory fee payable .......................................          1,815,426
Distribution fee payable ...................................            584,961
Accrued expenses ...........................................            673,637
                                                                ---------------
Total liabilities ..........................................        763,452,017
                                                                ---------------
Net Assets .................................................    $ 1,357,249,581
                                                                ===============
Composition of Net Assets
Capital stock, at par ......................................    $       190,077
Additional paid-in capital .................................      1,855,016,024
Distributions in excess of net investment income ...........         (2,459,714)
Accumulated net realized loss on investments,
   options, futures transactions and swap contracts ........       (474,843,044)
Net unrealized depreciation of investments,
   swap contracts, options written and other assets ........        (20,653,762)
                                                                ---------------
                                                                $ 1,357,249,581
                                                                ===============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($884,574,053 / 123,912,918 shares of capital stock
   issued and outstanding) .................................              $7.14
Sales charge--4.25% of public offering price ...............                .32
                                                                          -----
Maximum offering price .....................................              $7.46
                                                                          =====
Class B Shares
Net asset value and offering price per share
   ($276,308,373 / 38,693,967 shares of capital stock
   issued and outstanding) .................................              $7.14
                                                                          =====
Class C Shares
Net asset value and offering price per share
   ($169,212,881 / 23,666,862 shares of capital stock
     issued and outstanding) ...............................              $7.15
                                                                          =====
Advisor Class Shares
Net asset value and offering price per share
   ($27,154,274 / 3,802,939 shares of capital stock
   issued and outstanding) .................................              $7.14
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 15

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended June 30, 2001

Investment Income
Interest .....................................                     $ 91,318,877
Expenses
Advisory fee .................................    $  5,847,964
Distribution fee - Class A ...................       2,010,047
Distribution fee - Class B ...................       2,311,268
Distribution fee - Class C ...................       1,379,781
Transfer agency ..............................       1,606,003
Printing .....................................         452,633
Custodian ....................................         275,387
Registration .................................         215,170
Administrative ...............................         122,000
Audit and legal ..............................         108,305
Directors' fees ..............................          18,000
Miscellaneous ................................          36,661
                                                  ------------
Total expenses before interest ...............      14,383,219
Interest expense .............................      10,547,209
                                                  ------------
Total expenses ...............................                       24,930,428
                                                                   ------------
Net investment income ........................                       66,388,449
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain on investment
   transactions ..............................                       10,564,118
Net realized loss on written
   options transactions ......................                         (129,970)
Net realized loss on futures transactions ....                       (7,739,412)
Net realized loss on swap contracts ..........                       (1,078,977)
Net change in unrealized
   appreciation/depreciation
   of investments, swap contracts,
   options written and other assets ..........                        7,463,653
                                                                   ------------
Net gain on investment transactions ..........                        9,079,412
                                                                   ------------
Net Increase in Net Assets
   from Operations ...........................                     $ 75,467,861
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                Year Ended         Year Ended
                                               June 30, 2001      June 30, 2000
                                              ===============     =============
Increase (Decrease) in Net Assets
from Operations
Net investment income ....................    $    66,388,449     $  55,188,272
Net realized gain (loss) on investments,
   written options, futures and
   swap contracts ........................          1,615,759       (22,702,701)
Net change in unrealized
   appreciation/depreciation of
   investments, swap contracts,
   options written and other assets ......          7,463,653        (2,400,040)
                                              ---------------     -------------
Net increase in net assets
   from operations .......................         75,467,861        30,085,531
Dividends and Distributions to
Shareholders from:
Net investment income
   Class A ...............................        (44,077,530)      (30,059,967)
   Class B ...............................        (13,680,249)      (16,657,204)
   Class C ...............................         (8,160,642)       (8,122,635)
   Advisor Class .........................           (470,028)               -0-
Distributions in excess of
   net investment income
   Class A ...............................           (716,423)               -0-
   Class B ...............................           (222,355)               -0-
   Class C ...............................           (132,641)               -0-
   Advisor Class .........................             (7,639)               -0-
Tax return of capital
   Class A ...............................           (610,816)         (439,517)
   Class B ...............................           (189,578)         (243,550)
   Class C ...............................           (113,088)         (118,764)
   Advisor Class .........................             (6,513)               -0-
Capital Stock Transactions
Net increase (decrease) ..................        606,183,218      (139,079,303)
                                              ---------------     -------------
Total increase (decrease) ................        613,263,577      (164,635,409)
Net Assets
Beginning of period ......................        743,986,004       908,621,413
                                              ---------------     -------------
End of period ............................    $ 1,357,249,581     $ 743,986,004
                                              ===============     =============

See notes to financial statements


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 17

-----------------------
STATEMENT OF CASH FLOWS
-----------------------

STATEMENT OF CASH FLOWS
Year Ended June 30, 2001

Increase (Decrease) In Cash From:
Operating Activities:
Interest received ........................    $    84,366,610
Interest expense paid ....................        (10,547,209)
Operating expenses paid ..................        (13,140,791)
                                              ---------------
Net increase in cash from operating
   activities ............................                      $    60,678,610
Investing Activities:
Proceeds from disposition of long-term
   portfolio investments .................      9,017,032,497
Purchase of long-term portfolio
   investments ...........................     (9,670,955,149)
Purchases of short-term portfolio
   investments, net ......................       (133,542,167)
Loss on written option transactions ......           (129,970)
Loss on closed futures transactions ......         (7,739,412)
Loss on swap contracts ...................         (1,078,977)
                                              ---------------
Net decrease in cash from investing
   activities ............................                         (796,413,178)
Financing Activities*:
Increase in reverse repurchase
   agreements ............................        198,848,297
Redemptions of capital stock, net ........        563,151,728
Due to custodian .........................             14,569
Cash dividends paid ......................        (28,980,297)
                                              ---------------
Net increase in cash from financing
   activities ............................                          733,034,297
                                                                ---------------
Net decrease in cash .....................                           (2,700,271)
Cash at beginning of year ................                            2,700,271
                                                                ---------------
Cash at end of year ......................                      $            -0-
                                                                ===============
Reconciliation of Net Increase in
Net Assets from Operations to Net Increase
in Cash from Operating Activities:
Net increase in net assets resulting
   from operations .......................                           75,467,861
Adjustments:
Increase in interest receivable ..........         (5,039,132)
Net realized gain on investment
   transactions ..........................         (1,615,759)
Net change in unrealized
   appreciation/depreciation .............         (7,463,653)
Accretion of bond discount ...............         (1,913,135)
Increase in accrued expenses .............          1,242,428
                                              ---------------
Total adjustments ........................                          (14,789,251)
                                                                ---------------
Net increase in cash from operating
   activities ............................                      $    60,678,610
                                                                ===============

* Non-cash financing activities not included herein consist of reinvestment of dividends.

      See notes to financial statements.


--------------------------------------------------------------------------------
18 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2001

NOTE A

Significant Accounting Policies

Alliance Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: the Corporate Bond Portfolio, the Quality Bond Portfolio and the U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. The accompanying financial statements and notes include the operations of the U.S. Government Portfolio (the "Portfolio") only. The Portfolio offers Class A, Class B, Class
C and Advisor Class shares. Advisor Class commenced distributions on October 6, 2000. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange are valued at the last reported sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Mortgage backed and asset backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

2. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for Federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

4. Income and Expenses

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except that the Portfolio's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to merger transactions, tax return of capital and the expiration of capital loss carryforwards, resulted in a net decrease in distributions in excess of net investment income, increase in accumulated net realized loss on investments and a corresponding increase in additional paid-in-capital. This reclassification had no effect on net assets.

6. Repurchase Agreements

It is the Portfolio's policy that its custo-


--------------------------------------------------------------------------------
20 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

dian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Portfolio may be delayed or limited.

7. Change in Accounting Principle

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of its Audit and Accounting Guide for Investment Companies (the "Guide"), which is effective for fiscal years beginning after December 15, 2000. The Guide will require the Portfolio to amortize premiums and discounts on fixed income securities. Upon adoption, the Portfolio will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities by the same amount, and therefore will not impact total net assets. At this time, the analysis of the adjustment has not been completed. Although this adjustment affects the financial statements, adoption of this principle will not effect the amount of distributions paid to shareholders, because the Portfolio determines its required distributions under Federal income tax laws.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at a quarterly rate of
 .15 of 1% (approximately .60 of 1% on an annual basis) of the first $500 million of the Portfolio's net assets and .125 of 1% (approximately .50 of 1% on an annual basis) of its net assets over $500 million, valued on the last business day of the previous quarter.

Pursuant to the advisory agreement, the Portfolio paid $122,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended June 30, 2001.

The Portfolio compensates Alliance Global Investor Services, Inc. (formerly, Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $1,249,735 for the year ended June 30, 2001.

For the year ended June 30, 2001, the Portfolio's expenses were reduced by $34,841 under an expense offset arrangement with Alliance Global Investor Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Distributor of the Portfolio's shares. The Distributor has advised the Portfolio that it has received front-end sales charges of $157,936 from the sales of Class A shares and $112,286, $391,371 and $40,243 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended June 30, 2001.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Portfolio that it has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $7,630,948, and $5,515,077 for Class B and Class C shares, respectively; such costs may be recovered from the Portfolio in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $236,365,747 and $276,273,004, respectively, for the year ended June 30, 2001. There were purchases of $9,049,673,515 and sales of $8,819,585,127 of U.S. government and government agency obligations for the year ended June 30, 2001.

At June 30, 2001, the cost of investments for federal income tax purposes was $1,703,161,717. Accordingly, gross unrealized appreciation of investments was $6,602,338 and gross unrealized depreciation of investments was $28,564,115, resulting in net unrealized depreciation of $21,961,777.

At June 30, 2001, the Portfolio had a capital loss carry-forward for federal income tax purposes of $470,375,881 (of which $24,371,197 and $208,078,244 were attributable to the purchase of assets of Alliance Limited Maturity Government Income Fund, Inc. and Alliance Mortgage Securities Income fund, Inc., respectively, by the Portfolio), of which $190,673,194 expires in the year 2002, $84,685,114 expires in the year 2003, $64,973,014 expires in the year 2004, $51,829,521 expires in the year 2005, $6,928,773 expires in the year 2006, $16,083,708 expires in 2007,


--------------------------------------------------------------------------------
22 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

$48,732,137 expires in the year 2008, and $6,470,420 expires in 2009.

During the fiscal year, $9,515,659 of the capital loss carryforward expired.

Based on certain provisions in the Internal Revenue Code, limitations regarding the future utilization of these carryforwards brought forward as a result of the Portfolio's merger with Alliance Limited Maturity Government Fund, Inc. and Alliance Mortgage Securities Income Fund, Inc., may apply.

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. The Portfolio incurred and will elect to defer net capital losses of $3,379,341 during fiscal year 2000. These carryover losses may be used to offset future capital gains. To the extent they are so used, future capital gains will not be distributed to shareholders until they exceed available capital loss carryovers.

1. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. At June 30, 2001, the Portfolio had no outstanding futures contracts.

2. Interest Rate Swap Agreements

The Portfolio enters into interest rate swaps to protect itself from interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unantici-


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

pated movements in interest rates or in the value of the underlying securities.

The Portfolio records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of investments are recorded for financial statement purposes as unrealized appreciation or depreciation of investments. Realized gains and losses from terminated swaps are included in net realized gains on investment transactions. At June 30, 2001, the Portfolio had outstanding interest rate swap contracts with the following terms:

                                                            Rate Type
                                                 ===============================
                   Notional                        Payments          Payments
    Swap            Amount       Termination        made by         received by
Counterparty        (000)            Date        the Portfolio     the Portfolio
============       ========      ===========     =============     =============
  Citibank         $ 13,900        6/22/11            6.08%           LIBOR+

3. Options Transactions

For hedging and investment purposes, the Portfolio purchases and writes (sells) put and call options on debt securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Portfolio. The risk involved in writing an option is that, if the option was exercised the underly-

+     LIBOR (London Interbank Offered Rate)


--------------------------------------------------------------------------------
24 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

ing security could then be purchased or sold by the Portfolio at a disadvantageous price.

Transactions in options written for the year ended June 30, 2001 were as follows

                                                  Number of
                                                  Contracts          Premiums
                                                ============       ============

Options outstanding at beginning of
   the period ................................            -0-      $         -0-
Options written ..............................           196            964,953
Options terminated in closing purchase
   transactions ..............................          (124)          (518,551)
Options expired ..............................           (42)          (165,152)
                                                ------------       ------------
Options outstanding at June 30, 2001 .........            30       $    281,250
                                                ============       ============

NOTE E

Capital Stock

There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                        ---------------------------     -------------------------------
                                    Shares                           Amount
                        ---------------------------     -------------------------------
                         Year Ended      Year Ended        Year Ended        Year Ended
                           June 30,        June 30,          June 30,          June 30,
                               2001            2000              2001              2000
                        ---------------------------------------------------------------
Class A
Shares sold             100,294,848      22,179,016     $ 721,108,697     $ 154,538,553
---------------------------------------------------------------------------------------
Shares issued in
  connection with
  acquisition of
  Alliance
  Limited Maturity
  Government
  Fund                    3,247,866              -0-       23,352,156                -0-
---------------------------------------------------------------------------------------
Shares issued in
  connection with
  acquisition of
  Alliance Mortgage
  Securities Income
  Fund                   53,530,621              -0-      387,026,392                -0-
---------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends               3,327,625       2,156,994        24,141,842        15,091,387
---------------------------------------------------------------------------------------
Shares converted
  from Class B            3,869,262      11,415,140        27,679,470        79,897,781
---------------------------------------------------------------------------------------
Shares redeemed        (101,975,106)    (33,381,715)     (732,922,312)     (232,803,609)
---------------------------------------------------------------------------------------
Net increase             62,295,116       2,369,435     $ 450,386,245     $  16,724,112
=======================================================================================


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 25

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                        --------------------------     -------------------------------
                                  Shares                             Amount
                        --------------------------     -------------------------------
                        Year Ended      Year Ended        Year Ended        Year Ended
                          June 30,        June 30,          June 30,          June 30,
                              2001            2000              2001              2000
                        --------------------------------------------------------------
Class B
Shares sold             20,581,164       8,608,429     $ 148,564,334     $  60,522,876
--------------------------------------------------------------------------------------
Shares issued in
  connection with
  acquisition of
  Alliance
  Limited Maturity
  Government
  Fund                   1,987,013              -0-       14,286,624                -0-
--------------------------------------------------------------------------------------
Shares issued in
  connection with
  acquisition of
  Alliance Mortgage
  Securities Income
  Fund                   2,600,662              -0-       18,828,795                -0-
--------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends              1,166,177       1,336,690         8,473,742         9,380,927
--------------------------------------------------------------------------------------
Shares converted
  to Class A            (3,866,813)    (11,405,730)      (27,679,470)      (79,897,781)
--------------------------------------------------------------------------------------
Shares redeemed        (12,389,157)    (16,923,793)      (88,954,157)     (118,579,168)
--------------------------------------------------------------------------------------
Net increase
  (decrease)            10,079,046     (18,384,404)    $  73,519,868     $(128,573,146)
======================================================================================

Class C
Shares sold             11,166,229       3,658,765     $  80,682,167     $  25,704,416
--------------------------------------------------------------------------------------
Shares issued in
  connection with
  acquisition of
  Alliance
  Limited Maturity
  Government
  Fund                   2,399,068              -0-       17,273,290                -0-
--------------------------------------------------------------------------------------
Shares issued in
  connection with
  acquisition of
  Alliance Mortgage
  Securities Income
  Fund                   2,259,915              -0-       16,361,783                -0-
--------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                722,448         732,305         5,280,211         5,135,970
--------------------------------------------------------------------------------------
Shares redeemed         (8,989,832)     (8,305,178)      (64,796,170)      (58,070,655)
--------------------------------------------------------------------------------------
Net increase
  (decrease)             7,557,828      (3,914,108)    $  54,801,281     $ (27,230,269)
======================================================================================


--------------------------------------------------------------------------------
26 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                                 ----------------------      -------------------
                                          Shares                     Amount
                                 ----------------------      -------------------
                                    October 6,                 October 6,
                                   2000(a) to                  2000(a) to
                                      June 30,                   June 30,
                                          2001                       2001
                                 -----------------------------------------------
Advisor Class
Shares sold                          3,778,685               $ 27,301,690
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                             59,899                    432,352
--------------------------------------------------------------------------------
Shares redeemed                        (35,645)                  (258,218)
--------------------------------------------------------------------------------
Net increase                         3,802,939               $ 27,475,824
================================================================================

NOTE F

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

As of June 30, 2001, the Portfolio had entered into the following reverse repurchase agreements:

   Amount                Broker              Interest Rate           Maturity
============        ==================    ==================     ===============

 $27,896,747         Lehman Brothers             2.50%                7/03/01
 $66,264,137         Lehman Brothers             2.60%                7/03/01
 $59,861,471         Salomon Brothers            2.30%                7/05/01
$111,851,723         Lehman Brothers             2.70%                7/05/01
 $31,266,554         Salomon Brothers            2.90%                7/05/01

For the year ended June 30, 2001, the maximum amount of reverse repurchase agreements outstanding was $528,127,431, the average amount outstanding was $205,817,011, and the daily weighted average interest rate was 5.05%.

NOTE G

Acquisition of Alliance Limited Maturity Government Fund, Inc. and Alliance Mortgage Securities Income Fund, Inc.

On December 8, 2000 and December 15, 2000, the Portfolio acquired all of the net assets of the Alliance Limited Maturity Government Fund, Inc. ("ALMGF") and Alliance Mortgage Securities Income Fund, Inc. ("AMSIF"), respectively, pursuant to separate plans of reorganization approved by the shareholders of the relevant fund on November 14, 2000. On December 8, 2000 the acquisition was accomplished by a tax free exchange of 7,633,947 shares of the Portfolio for 6,033,987 shares of ALMGF. The aggregate net assets of the Portfolio and ALMGF immediately before the acquisition were $767,136,031 and

(a)   Commencement of distribution.


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 27

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

$54,912,070, respectively. Immediately after the acquisition, the combined net assets of the Portfolio amounted to $822,048,101. On December 15, 2000, the acquisition of AMSIF was accomplished by a tax free exchange of 58,391,198 shares of the Portfolio for 50,543,030 shares of AMSIF. The aggregate net assets of the Portfolio and AMSIF immediately before the acquisition were $835,636,124 and $422,216,970, respectively. Immediately after the acquisition, the combined net assets of the Portfolio amounted to $1,257,853,094.

NOTE H

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") to provide short-term financing if necessary, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended June 30, 2001.


--------------------------------------------------------------------------------
28 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                 ----------------------------------------------------------------
                                                              Class A
                                 ----------------------------------------------------------------

                                                       Year Ended June 30,
                                 ----------------------------------------------------------------
                                     2001          2000          1999          1998          1997
                                 ----------------------------------------------------------------
Net asset value,
  beginning of period .......    $   6.99      $   7.19      $   7.57      $   7.41      $   7.52
                                 ----------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) ....         .47           .50           .52           .54           .57
Net realized and unrealized
  gain (loss) on investment
  transactions ..............         .17          (.20)         (.37)          .18          (.10)
                                 ----------------------------------------------------------------
Net increase in net asset
  value from operations .....         .64           .30           .15           .72           .47
                                 ----------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .........        (.47)         (.49)         (.52)         (.54)         (.57)
Distributions in excess of
  net investment income .....        (.01)           -0-         (.01)           -0-           -0-
Tax return of capital .......        (.01)         (.01)           -0-         (.02)         (.01)
                                 ----------------------------------------------------------------
Total dividends and
  distributions .............        (.49)         (.50)         (.53)         (.56)         (.58)
                                 ----------------------------------------------------------------
Net asset value,
  end of period .............    $   7.14      $   6.99      $   7.19      $   7.57      $   7.41
                                 ================================================================
Total Return
Total investment return based
  on net asset value(b) .....        9.30%         4.41%         1.83%        10.02%         6.49%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...........    $884,574      $430,895      $426,167      $352,749      $354,782
Ratio of expenses to average
  net assets ................        2.11%         2.14%         1.17%         1.06%         1.02%
Ratio of expenses to average
  net assets, excluding
  interest expense ..........        1.13%         1.12%         1.08%         1.06%         1.02%
Ratio of net investment
  income to average net
  assets ....................        6.57%         7.13%         6.86%         7.08%         7.66%
Portfolio turnover rate .....         712%          398%          320%          153%          330%

See footnote summary on page 31.


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 29

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                 ----------------------------------------------------------------
                                                            Class B
                                 ----------------------------------------------------------------

                                                         Year Ended June 30,
                                 ----------------------------------------------------------------
                                     2001          2000           1999         1998          1997
                                 ----------------------------------------------------------------
Net asset value,
  beginning of period .......    $   7.00      $   7.20      $   7.57      $   7.41      $   7.52
                                 ----------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) ....         .42           .44           .46           .48           .52
Net realized and unrealized
  gain (loss) on investment
  transactions ..............         .16          (.19)         (.36)          .18          (.10)
                                 ----------------------------------------------------------------
Net increase in net asset
  value from operations .....         .58           .25           .10           .66           .42
                                 ----------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .........        (.42)         (.44)         (.46)         (.48)         (.52)
Distributions in excess of
  net investment income .....        (.01)           -0-         (.01)           -0-           -0-
Tax return of capital .......        (.01)         (.01)           -0-         (.02)         (.01)
                                 ----------------------------------------------------------------
Total dividends and
  distributions .............        (.44)         (.45)         (.47)         (.50)         (.53)
                                 ----------------------------------------------------------------
Net asset value,
  end of period .............    $   7.14      $   7.00      $   7.20      $   7.57      $   7.41
                                 ================================================================
Total Return
Total investment return based
  on net asset value(b)  ....        8.39%         3.64%         1.22%         9.20%         5.69%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...........    $276,308      $200,283      $338,310      $390,253      $471,889
Ratio of expenses to average
  net assets ................        2.90%         2.80%         1.87%         1.76%         1.73%
Ratio of expenses to average
  net assets, excluding
  interest expense ..........        1.83%         1.83%         1.79%         1.76%         1.73%
Ratio of net investment
  income to average net
  assets ....................        5.95%         6.28%         6.13%         6.37%         6.95%
Portfolio turnover rate .....         712%          398%          320%          153%          330%

See footnote summary on page 31.


--------------------------------------------------------------------------------
30 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                     ----------------------------------------------------------------
                                                                  Class C
                                     ----------------------------------------------------------------

                                                             Year Ended June 30,
                                     ----------------------------------------------------------------
                                         2001          2000          1999          1998          1997
                                     ----------------------------------------------------------------
Net asset value,
  beginning of period .......        $   7.00      $   7.20      $   7.57      $   7.41      $   7.52
                                     ----------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) ....             .43           .45           .46           .48           .52
Net realized and unrealized
  gain (loss) on investment
  transactions ..............             .16          (.20)         (.36)          .18          (.10)
                                     ----------------------------------------------------------------
Net increase in net asset
  value from operations .....             .59           .25           .10           .66           .42
                                     ----------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .........            (.43)         (.44)         (.46)         (.48)         (.52)
Distributions in excess of
  net investment income .....            (.01)           -0-         (.01)           -0-           -0-
Tax return of capital .......              -0-         (.01)           -0-         (.02)         (.01)
                                     ----------------------------------------------------------------
Total dividends and
  distributions .............            (.44)         (.45)         (.47)         (.50)         (.53)
                                     ----------------------------------------------------------------
Net asset value,
  end of period .............        $   7.15      $   7.00      $   7.20      $   7.57      $   7.41
                                     ================================================================
Total Return
Total investment return based
  on net asset value(b)  ....            8.54%         3.64%         1.22%         9.21%         5.69%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...........        $169,213      $112,808      $144,145      $114,392      $115,607
Ratio of expenses to average
  net assets ................            2.89%         2.82%         1.87%         1.76%         1.72%
Ratio of expenses to average
  net assets, excluding
  interest expense ..........            1.83%         1.83%         1.78%         1.76%         1.72%
Ratio of net investment
  income to average net
  assets ....................            5.94%         6.35%         6.13%         6.38%         6.96%
Portfolio turnover rate .....             712%          398%          320%          153%          330%

See footnote summary on page 31.


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 31

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                     -------------------
                                                                       Advisor Class
                                                                     -------------------

                                                                     October 6, 2000(c)
                                                                         to June 30,
                                                                                2001
                                                                     -------------------
Net asset value, beginning of period .................................    $     7.05
                                                                          ----------
Income From Investment Operations
Net investment income(a) .............................................           .34
Net realized and unrealized gain on investment transactions ..........           .12
                                                                          ----------
Net increase in net asset value from operations ......................           .46
                                                                          ----------
Less: Dividends and Distributions
Dividends from net investment income .................................          (.34)
                                                                          ----------
Distributions in excess of net investment income .....................          (.02)
Tax return of capital ................................................          (.01)
                                                                          ----------
Total dividends and distributions ....................................          (.37)
                                                                          ----------
Net asset value, end of period .......................................    $     7.14
                                                                          ==========
Total Return
Total investment return based on net asset value(b) ..................          6.65%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ............................    $   27,154
Ratio of expenses to average net assets(d) ...........................          1.38%
Ratio of expenses to average net assets, excluding interest expense(d)           .81%
Ratio of net investment income to average net assets(d) ..............          6.74%
Portfolio turnover rate ..............................................           712%

(a)   Based on average shares outstanding.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
(c)   Commencement of distribution.
(d)   Annualized.


--------------------------------------------------------------------------------
32 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                                ----------------
                                                                AUDITOR'S REPORT
                                                                ----------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Alliance Bond Fund U.S. Government Portfolio

We have audited the accompanying statement of assets and liabilities of Alliance Bond Fund U.S. Government Portfolio (one of the portfolios comprising the Alliance Bond Fund, Inc.), including the portfolio of investments, as of June 30, 2001, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Bond Fund U.S. Government Portfolio at June 30, 2001, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
August 8, 2001


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 33

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

agency securities

Securities issued by U.S. government-related agencies, such as Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association (also called U.S. Government Agency Securities). However, not all agency securities are guaranteed by the U.S. Government.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the Bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

mortgage-related security

A security representing an interest in a pool of mortgage loans made to homeowners. In a mortgage-related security, an issuer's obligation to repay principal or pay interest on the security is secured by a large pool of mortgages or mortgage-backed securities. To create a mortgage-related security, an issuer (such as the government or a private company) will "package" or assemble a large number of mortgage loans and issue securities which represent an interest in the income generated by the payments on these mortgages. As the underlying homeowners on the mortgages in the pool pay interest on their loans or repay their principal, these payments flow through to the holders of the mortgage-related security. Mortgage-related securities can bear interest at either fixed rates or adjustable rates.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding. NAV can be used in reference to either an individual share or the entire assets of a mutual fund.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.


--------------------------------------------------------------------------------
34 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $465 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 36 of the FORTUNE 100 companies and public retirement funds in 41 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 642 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/01.


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ALLIANCE CAPITAL AT YOUR SERVICE
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ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Biotechnology Portfolio, Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Small Cap Growth Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge -- a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements

      Sign up to view your quarterly account statement on-line, rather than wait to receive paper copies in the mail -- it's easy, convenient and saves you time and storage space.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


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                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Wayne D. Lyski, Senior Vice President
Matthew Bloom, Vice President
Paul J. DeNoon, Vice President
F. Jeanne Goetz, Vice President
Sean Kelleher, Vice President
Jeffrey S. Phlegar, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.


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                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 37
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ALLIANCE CAPITAL FAMILY OF FUNDS
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ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


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NOTES


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NOTES


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40 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
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Alliance Bond Fund U.S. Government Portfolio

1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

USGAR601